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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2004

                            US GLOBAL NANOSPACE, INC.
               (Exact name of Registrant as specified in charter)


         Delaware                      0-23339                13-3720542
(State or other jurisdiction   (Commission File Number) (IRS Employer
  of incorporation)                                     Identification Number)

                      2533 North Carson Street, Suite 5107
                            Carson City, Nevada 89706
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (775) 841-3246


                                 Not applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

         Company Cooperating With SEC to Answer Request for Information

On February 12, 2004, the Registrant issued a press release announcing that the Registrant received a written request for information from the Securities and Exchange Commission and that the Registrant is cooperating to provide the Securities and Exchange Commission the requested information. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits

         Exh. No. Description

         99.1     Press Release dated February 12, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 12, 2004                        US GLOBAL NANOSPACE, INC.

                                                By: /s/ John Robinson
                                                  ----------------------------
                                                  John Robinson
                                                  Chief Executive Officer


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                         Exhibits Filed With This Report

         Exh. No. Description

         99.1     Press Release dated February 12, 2004